LIBERTY ALL–STAR® GROWTH FUND

ASG

1st Quarter March 31, 2014

ALL-STAR®
GROWTH FUND

LIBERTY ALL-STAR® GROWTH FUND, INC.

Period Ending March 31, 2014 (Unaudited)

Fund Statistics	1st Quarter 2014
Net Asset Value (NAV)	$5.78
Market Price	$5.59
Discount	3.3%
Distribution*	$0.09
Market Price Trading Range	$5.01 to $6.28
Discount Range	3.2% to 9.6%

Performance
Shares Valued at NAV with Dividends Reinvested	(0.60)%
Shares Valued at Market Price with Dividends Reinvested	1.09%
Dow Jones Industrial Average	(0.15)%
Lipper Multi-Cap Growth Mutual Fund Average	0.82%
NASDAQ Composite Index	0.83%
Russell 3000® Growth Index	1.07%
S&P 500® Index	1.81%

*

Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2014.

Returns for the Fund are total returns, which include dividends. Performance returns are net of management fees and other Fund expenses.

The figure shown for the Lipper Multi-Cap Growth Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Figures shown for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell 3000® Growth Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	April 2014

Measured by return, the first quarter of 2014 was subdued, especially when compared with 2013’s 32.39 percent gain in the S&P 500® Index, including the fourth quarter return of 10.51 percent. For the first quarter, the S&P 500® returned 1.81 percent; the widely followed Dow Jones Industrial Average was fractionally negative, losing 0.15 percent; and the technology-focused NASDAQ Composite Index advanced 0.83 percent.

The first quarter represented the fifth straight quarterly rise for the S&P 500® and the NASDAQ Composite, although it was the smallest advance for both since the fourth quarter of 2012. While the S&P 500® rose to a record high in February, it backed off in March when it appeared that the Federal Reserve might raise short-term interest rates earlier than anticipated. As the quarter closed, remarks from the new Federal Reserve Chair, Janet Yellen, eased investor concerns about the potential for an early rate increase and the second quarter opened with the S&P 500® rising to another record—its seventh of the year. Economic news remained mixed during the quarter; on balance, however, data continued to indicate moderate, but steady improvement. Investors did find cause for concern in soft economic news out of China and heightened geopolitical tensions arising from Russia’s seizure of Crimea and unrest in Ukraine.

Liberty All-Star® Growth Fund

Liberty All-Star® Growth Fund returns generally tracked broad indices for the quarter. The Fund returned -0.60 percent with shares valued at net asset value (NAV) with dividends reinvested and 1.09 percent with shares valued at market price with dividends reinvested. For the trailing 12-month period, the Fund has returned 26.21 percent with shares valued at NAV with dividends reinvested and 33.83 percent with shares valued at market price with dividends reinvested. For the quarter and trailing 12 months, the Lipper Multi-Cap Growth Mutual Fund Average returned 0.82 percent and 24.45 percent, respectively. For the quarter, the discount at which Fund shares traded relative to their NAV narrowed somewhat from the previous quarter, ranging from a low of 3.2 percent to a high of 9.6 percent.

Well into March, the Fund had been on pace to outperform both the Russell 3000 Growth® Index and the Lipper Multi-Cap Growth Mutual Fund Average for the quarter. The Fund encountered a 3.67 percent decline in March, however, after rising 5.45 percent in February. By comparison, the Russell index declined 1.13 percent in March while the Lipper average declined 2.43 percent. The Fund was hurt by its allocation to consumer discretionary stocks, as winter weather continued into March and dampened consumer spending. Information technology stocks, specifically software and social networking stocks, also experienced declines after a strong run-up in 2013.

First Quarter Report (Unaudited) | March 31, 2014	1

President’s Letter	Liberty All-Star® Growth Fund
(Unaudited)

In keeping with policy, the Fund’s distribution for the first quarter was $0.09. The Fund’s distribution policy has been in place since 1997 and is a major component of the Fund’s total return. Since 1997, the Fund has paid distributions totaling $11.64 per share and we would emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

While markets moved sideways in the first quarter, volatility increased as the period drew to a close and the second quarter got underway. The volatility hit the NASDAQ Composite hardest—specifically the previously mentioned high-growth information technology and social networking stocks, but also biotechnology shares. One contributing factor was last year’s strong gains in many of those stocks, as investors became concerned that valuations had become stretched. A retrenchment is to be expected—and can be healthy for the long term—in the wake of the 30 percent-plus returns seen in 2013, not to mention a bull market that dates back five years to March 2009. We will monitor trends as they unfold, but continue to believe that the Fund’s philosophy, objectives and structure will serve long-term investors well through all market cycles.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of April 2014 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings
March 31, 2014 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8*	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009**	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014 1st Quarter	0.09
Total	$11.64

*	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
**	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Growth Fund, Inc.’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2014	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Growth Fund
March 31, 2014 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Cerner Corp.	2.03%
Dril-Quip, Inc.	2.03
Signature Bank	1.75
Google, Inc., Class A	1.68
Splunk, Inc.	1.67
athenahealth, Inc.	1.66
Salesforce.com, Inc.	1.63
ARM Holdings PLC	1.50
Amazon.com, Inc.	1.50
LinkedIn Corp., Class A	1.46
American Tower Corp.	1.37
Schlumberger Ltd.	1.37
The Ultimate Software Group, Inc.	1.34
Visa, Inc., Class A	1.33
Waste Connections, Inc.	1.27
Precision Castparts Corp.	1.26
Starbucks Corp.	1.26
Insulet Corp.	1.21
priceline.com, Inc.	1.21
IHS, Inc., Class A	1.19

29.72%

Economic Sectors*	Percent of Net Assets
Information Technology	25.11%
Industrials	15.85
Consumer Discretionary	15.35
Financials	13.92
Health Care	12.73
Energy	6.67
Consumer Staples	5.49
Materials	1.13
Telecommunication Services	0.32
Other Net Assets	3.43

100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter
March 31, 2014 (Unaudited)

The following are the major ($500,000) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2014.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/14
Purchases
Dorman Products, Inc.	10,732	10,732
Evercore Partners, Inc.	12,466	12,466
Santander Consumer USA Holdings, Inc.	26,800	26,800
ServiceNow, Inc.	8,550	22,250
XPO Logistics, Inc.	21,133	21,133

Sales
ACE Ltd.	(7,450)	16,500
AGCO Corp.	(10,550)	0
Echo Global Logistics, Inc.	(36,941)	0
National-Oilwell Varco, Inc.	(7,850)	0
NetSuite, Inc.	(6,200)	0
Nordson Corp.	(8,300)	0
Portfolio Recovery Associates, Inc.	(9,883)	2,340
Praxair, Inc.	(9,625)	0
TransDigm Group, Inc.	(6,621)	0
Under Armour, Inc.	(13,282)	11,600
Zoetis, Inc.	(22,265)	0

First Quarter Report (Unaudited) | March 31, 2014	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Growth Fund
March 31, 2014 (Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 18 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of March 31, 2014 (Unaudited)

				Market Capitalization Spectrum
				Small		Large
	RUSSELL GROWTH
	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	WEATHERBIE	TCW (MID-CAP)	TCW (LARGE-CAP)	TOTAL FUND
Number of Holdings	1,156	502	626	57	56	33	131*
Weighted Average Market Capitalization (billions)	$2.1	$12.6	$98.2	$2.8	$10.3	$59.3	$23.7
Average Five-Year Sales Per Share Growth	15%	16%	14%	15%	20%	13%	16%
Average Five-Year Earnings Per Share Growth	9%	10%	12%	14%	11%	16%	14%
Price/Earnings Ratio**	27x	24x	21x	32x	27x	34x	31x
Price/Book Value Ratio	4.0x	4.5x	4.5x	4.0x	5.0x	5.2x	4.6x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of March 31, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (96.57%)
CONSUMER DISCRETIONARY (15.35%)
Auto Components (1.08%)
BorgWarner, Inc.	13,800	$848,286
Dorman Products, Inc.(a)	10,732	633,832

		1,482,118

Diversified Consumer Services (0.30%)
Ascent Capital Group, Inc., Class A(a)	5,432	410,388

Hotels, Restaurants & Leisure (3.33%)
Arcos Dorados Holdings, Inc., Class A	75,150	757,512
Chuy’s Holdings, Inc.(a)	13,643	588,559
Hilton Worldwide Holdings, Inc.(a)	30,175	671,092
Starbucks Corp.	23,585	1,730,667
Wynn Resorts Ltd.	3,800	844,170

		4,592,000

Internet & Catalog Retail (3.25%)
Amazon.com, Inc.(a)	6,120	2,059,502
priceline.com, Inc.(a)	1,395	1,662,687
RetailMeNot, Inc.(a)	23,456	750,592

		4,472,781

Leisure Equipment & Products (0.95%)
Black Diamond, Inc.(a)	28,380	347,087
Polaris Industries, Inc.	6,900	963,999

		1,311,086

Media (0.55%)
Discovery Communications, Inc., Class A(a)	9,200	760,840

Specialty Retail (3.13%)
CarMax, Inc.(a)	8,150	381,420
Dick’s Sporting Goods, Inc.	15,950	871,030
DSW, Inc., Class A	20,700	742,302
Francesca’s Holdings Corp.(a)	62,989	1,142,620
Tiffany & Co.	13,555	1,167,763

		4,305,135

Textiles, Apparel & Luxury Goods (2.76%)
Deckers Outdoor Corp.(a)	18,817	1,500,280
Kate Spade & Co.(a)	26,000	964,340
Under Armour, Inc., Class A(a)	11,600	1,329,824

		3,794,444

CONSUMER STAPLES (5.49%)
Beverages (1.77%)
The Boston Beer Co. Inc., Class A(a)	2,700	660,771
Constellation Brands, Inc., Class A(a)	8,500	722,245

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2014	7

Schedule of Investments	Liberty All-Star® Growth Fund
As of March 31, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Beverages (continued)
Monster Beverage Corp.(a)	15,200	$1,055,640

		2,438,656

Food & Staples Retailing (2.00%)
Costco Wholesale Corp.	8,705	972,175
The Fresh Market, Inc.(a)	18,047	606,379
PriceSmart, Inc.	7,154	722,053
Whole Foods Market, Inc.	8,865	449,544

		2,750,151

Food Products (1.72%)
The Hain Celestial Group, Inc.(a)	13,450	1,230,272
Mead Johnson Nutrition Co.	13,630	1,133,198

		2,363,470

ENERGY (6.67%)
Energy Equipment & Services (6.44%)
Core Laboratories N.V.	7,506	1,489,491
Dril-Quip, Inc.(a)	24,880	2,789,048
Frank’s International N.V.	15,530	384,833
Geospace Technologies Corp.(a)	11,853	784,313
Oceaneering International, Inc.	21,435	1,540,319
Schlumberger Ltd.	19,300	1,881,750

		8,869,754

Oil, Gas & Consumable Fuels (0.23%)
RSP Permian, Inc.(a)	11,100	320,679

FINANCIALS (13.92%)
Capital Markets (3.82%)
The Charles Schwab Corp.	33,550	916,922
Evercore Partners, Inc.	12,466	688,746
Financial Engines, Inc.	14,044	713,154
FXCM, Inc., Class A	34,050	502,919
T. Rowe Price Group, Inc.	12,400	1,021,140
Virtus Investment Partners, Inc.(a)	8,183	1,417,050

		5,259,931

Commercial Banks (1.75%)
Signature Bank(a)	19,213	2,412,961

Consumer Finance (1.81%)
Santander Consumer USA Holdings, Inc.(a)	26,800	645,344
Visa, Inc., Class A	8,515	1,838,048

		2,483,392

Diversified Financial Services (0.59%)
MarketAxess Holdings, Inc.	11,500	681,030

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of March 31, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Diversified Financial Services (continued)
Portfolio Recovery Associates, Inc.(a)	2,340	$135,392

		816,422

Insurance (2.51%)
ACE Ltd.	16,500	1,634,490
Greenlight Capital Re Ltd., Class A(a)	41,379	1,357,231
Third Point Reinsurance Ltd.(a)	29,243	463,502

		3,455,223

Real Estate Investment Trusts (1.37%)
American Tower Corp.	23,050	1,887,103

Real Estate Management & Development (0.91%)
FirstService Corp.	20,582	977,851
Zillow, Inc., Class A(a)	3,174	279,629

		1,257,480

Thrifts & Mortgage Finance (1.16%)
BofI Holding, Inc.(a)	18,545	1,590,234

HEALTH CARE (12.73%)
Biotechnology (3.11%)
BioMarin Pharmaceutical, Inc.(a)	23,905	1,630,560
Celgene Corp.(a)	8,375	1,169,150
Intercept Pharmaceuticals, Inc.(a)	950	313,300
Puma Biotechnology, Inc.(a)	11,284	1,175,116

		4,288,126

Health Care Equipment & Supplies (2.62%)
Insulet Corp.(a)	35,239	1,671,033
Intuitive Surgical, Inc.(a)	3,200	1,401,568
Masimo Corp.(a)	19,526	533,255

		3,605,856

Health Care Providers & Services (1.52%)
ExamWorks Group, Inc.(a)	40,981	1,434,745
MWI Veterinary Supply, Inc.(a)	1,552	241,522
Premier, Inc., Class A(a)	12,710	418,795

		2,095,062

Health Care Technology (3.69%)
athenahealth, Inc.(a)	14,248	2,283,100
Cerner Corp.(a)	49,630	2,791,687

		5,074,787

Life Sciences Tools & Services (0.89%)
Illumina, Inc.(a)	8,250	1,226,445

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2014	9

Schedule of Investments	Liberty All-Star® Growth Fund
As of March 31, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Pharmaceuticals (0.90%)
Allergan, Inc.	9,990	$1,239,759

INDUSTRIALS (15.85%)
Aerospace & Defense (2.25%)
B/E Aerospace, Inc.(a)	10,800	937,332
HEICO Corp.	7,135	429,242
Precision Castparts Corp.	6,850	1,731,406

		3,097,980

Air Freight & Logistics (0.45%)
XPO Logistics, Inc.(a)	21,133	621,522

Commercial Services & Supplies (2.13%)
The Advisory Board Co.(a)	18,572	1,193,251
Waste Connections, Inc.	39,776	1,744,575

		2,937,826

Electrical Equipment (0.87%)
AMETEK, Inc.	9,500	489,155
Rockwell Automation, Inc.	5,700	709,935

		1,199,090

Machinery (4.67%)
Cummins, Inc.	6,350	946,086
Graco, Inc.	19,228	1,437,101
Middleby Corp.(a)	5,481	1,448,135
Proto Labs, Inc.(a)	1,873	126,746
Rexnord Corp.(a)	20,756	601,509
WABCO Holdings, Inc.(a)	10,050	1,060,878
Wabtec Corp.	10,450	809,875

		6,430,330

Professional Services (3.48%)
Huron Consulting Group, Inc.(a)	9,080	575,490
IHS, Inc., Class A(a)	13,527	1,643,531
Paylocity Holding Corp.(a)	14,522	349,254
Stantec, Inc.	7,668	468,361
TriNet Group, Inc.(a)	9,263	197,395
Verisk Analytics, Inc., Class A(a)	18,400	1,103,264
WageWorks, Inc.(a)	8,060	452,247

		4,789,542

Road & Rail (0.74%)
Kansas City Southern	5,550	566,433
Landstar System, Inc.	7,515	445,038

		1,011,471

Trading Companies & Distributors (1.26%)
Fastenal Co.	19,270	950,396

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of March 31, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
MSC Industrial Direct Co., Inc., Class A	9,100	$787,332

		1,737,728

INFORMATION TECHNOLOGY (25.11%)
Communications Equipment (1.88%)
InterDigital, Inc.	12,247	405,498
QUALCOMM, Inc.	19,520	1,539,347
ViaSat, Inc.(a)	9,350	645,524

		2,590,369

Electronic Equipment & Instruments (1.38%)
FARO Technologies, Inc.(a)	8,642	458,026
FEI Co.	7,800	803,556
IPG Photonics Corp.(a)	9,096	646,544

		1,908,126

Internet Software & Services (7.66%)
Envestnet, Inc.(a)	36,248	1,456,445
Equinix, Inc.(a)	7,135	1,318,833
Google, Inc., Class A(a)	2,078	2,315,952
LinkedIn Corp., Class A(a)	10,845	2,005,674
Liquidity Services, Inc.(a)	37,641	980,548
SPS Commerce, Inc.(a)	10,118	621,751
Stamps.com, Inc.(a)	17,182	576,628
Textura Corp.(a)	15,368	387,427
Twitter, Inc.(a)	18,950	884,397

		10,547,655

IT Services (1.34%)
ServiceSource International, Inc.(a)	39,211	330,941
VeriFone Systems, Inc.(a)	44,607	1,508,608

		1,839,549

Semiconductors & Semiconductor Equipment (1.98%)
ARM Holdings PLC(b)	40,522	2,065,406
NVIDIA Corp.	36,950	661,775

		2,727,181

Software (10.87%)
ANSYS, Inc.(a)	12,300	947,346
Concur Technologies, Inc.(a)	4,648	460,478
FireEye, Inc.(a)	9,200	566,444
FleetMatics Group PLC(a)	20,785	695,258
RealPage, Inc.(a)	42,831	777,811
Salesforce.com, Inc.(a)	39,370	2,247,633
ServiceNow, Inc.(a)	22,250	1,333,220
Solera Holdings, Inc.	20,974	1,328,493
Splunk, Inc.(a)	32,117	2,296,044
The Ultimate Software Group, Inc.(a)	13,470	1,845,390

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2014	11

Schedule of Investments	Liberty All-Star® Growth Fund
As of March 31, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (continued)
Varonis Systems, Inc.(a)	5,592	$199,970
VMware, Inc., Class A(a)	11,050	1,193,621
Workday, Inc., Class A(a)	11,750	1,074,303

		14,966,011

MATERIALS (1.13%)
Metals & Mining (1.13%)
Allegheny Technologies, Inc.	28,750	1,083,300
Silver Wheaton Corp.	21,005	476,814

		1,560,114

TELECOMMUNICATION SERVICES (0.32%)
Diversified Telecommunication (0.32%)
inContact, Inc.(a)	45,737	439,075

TOTAL COMMON STOCKS (COST OF $90,455,180)		132,967,852

	PAR VALUE
SHORT TERM INVESTMENT (2.08%)
REPURCHASE AGREEMENT (2.08%)
Repurchase agreement with State Street Bank & Trust Co., dated 3/31/14, due 04/01/14 at 0.01%, collateralized by Federal Home Loan Mortgage Corp., 3.00%, 03/15/43, market value of $2,935,899 and par value of $3,245,000. (Repurchase proceeds of $2,866,001). (COST OF $2,866,000)	$2,866,000	$2,866,000

TOTAL INVESTMENTS (98.65%) (COST OF $93,321,180)(c)		135,833,852
OTHER ASSETS IN EXCESS OF LIABILITIES (1.35%)		1,862,264

NET ASSETS (100.00%)		$137,696,116

NET ASSET VALUE PER SHARE (23,837,914 SHARES OUTSTANDING)		$5.78

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $93,787,137.

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of March 31, 2014 (Unaudited)

Gross unrealized appreciation and depreciation at March 31, 2014 based on cost of  investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$44,525,392
Gross unrealized depreciation	(2,478,677)
Net unrealized appreciation	$42,046,715

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2014	13

Notes to Schedule of Investments	Liberty All-Star® Growth Fund
March 31, 2014 (Unaudited)

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Fund’s Board of Directors.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible devaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the period ended March 31, 2014, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement, including interest. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. These collateral agreements mitigate the counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Repurchase agreements are entered into by the Fund under a Master Repurchase Agreement (“MRA”) which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

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Liberty All-Star® Growth Fund	Notes to Schedule of Investments
March 31, 2014 (Unaudited)

Income Recognition

Interest income is recorded on the accrual basis. Premiums and discounts are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities and exchange-traded funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

First Quarter Report (Unaudited) | March 31, 2014	15

Notes to Schedule of Investments	Liberty All-Star® Growth Fund
March 31, 2014 (Unaudited)

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2014. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred.

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$132,967,852	$–	$–	$132,967,852
Short Term Investment	–	2,866,000	–	2,866,000
Total	$132,967,852	$2,866,000	$–	$135,833,852

*	See Schedule of Investments for industry classifications.

For the period ended March 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity

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Liberty All-Star® Growth Fund	Notes to Schedule of Investments
March 31, 2014 (Unaudited)

affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

First Quarter Report (Unaudited) | March 31, 2014	17

Description of Lipper Benchmark And Market Indices	Liberty All-Star® Growth Fund
March 31, 2014 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

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INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1100	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577 www.all-starfunds.com	DIRECTORS
John A. Benning*
Thomas W. Brock*
INDEPENDENT REGISTERED	Edmund J. Burke
PUBLIC ACCOUNTING FIRM	George R. Gaspari*
Deloitte & Touche LLP	Richard W. Lowry*, Chairman
555 Seventeenth Street, Suite 3600	Dr. John J. Neuhauser*
Denver, Colorado 80202	Richard C. Rantzow*

CUSTODIAN	OFFICERS
State Street Bank & Trust Company	William R. Parmentier, Jr., President
One Lincoln Street	Mark T. Haley, CFA, Senior Vice President
Boston, Massachusetts 02111	Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Erin D. Nelson, Secretary
INVESTOR ASSISTANCE,	Alex J. Marks, Assistant Secretary
TRANSFER & DIVIDEND	Melanie H. Zimdars, Chief Compliance Officer
DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.	* Member of the Audit Committee
P.O. Box 30170
College Station, Texas 77842-3170
1-800-LIB-FUND (1-800-542-3863) www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000591 11/30/14